Mandatory Exchangeable Trust
Schedule of Investments
March 31, 2019 (Unaudited)

Security Description	Maturity Date	Par Value	Amortized Cost	Fair Value

U.S. Treasury Securities - 0.70%*
Stripped United States Treasury Notes	05/15/2019	9,048,000	$9,037,905	$9,021,354
Stripped United States Treasury Notes	05/15/2019	85,827,000	85,708,645	85,574,239
Total U.S. Treasury Securities			94,746,550	94,595,593

Forward Purchase Contract - 99.30%*
Forward Purchase Contract for American Depository Shares
of Alibaba Group Holdings Limited			5,400,894,000	13,346,520,000
Total Forward Purchase Contract			5,400,894,000	13,346,520,000

Total Investments - 100.00%*			$5,495,640,550	$13,441,115,593
Other Assets in Excess of Liabilities - 0.00%* ^				275
TOTAL NET ASSETS - 100.00%*				$13,441,115,868

Footnotes
* Percentages are stated as a percent of net assets.
^ Percentage is more than 0.00% but less than 0.01%.

See Accompanying Notes to the Financial Statements.

Mandatory Exchangeable Trust
Schedule of Investments, continued
March 31, 2019 (Unaudited)

The detail of outstanding Forward Agreement is as follows as of March 31, 2019
Description	Counterparty	Trust Shares Subject to Exchange	Fair Value
Forward Purchase Agreement (with noted counterparty) is linked to the fair value of the American Depository Shares of Alibaba Group Holding Limited (Alibaba) in the 20 trading day observation period before the Settlement Date of June 1, 2019, subject to maximum and minimum exchange rates of 1.3040 and 1.1097 shares, respectively. The agreement is non-income producing and involves the use of significant unobservable inputs in the determination of its fair value.	West Raptor Holdings, LLC. (cost $5,400,894,000)-Acquired 06/01/2016	66,000,000	$13,346,520,000
			$13,346,520,000

See Accompanying Notes to the Financial Statements.

Income Taxes
The Trust is not an association taxable as a corporation for Federal or State income tax purposes; accordingly, no provision is required for such taxes.  Specifically, the Trust is a grantor trust under the U.S. federal and State income tax laws and as such, Trust Securities holders will be treated as if each holder owns directly its proportionate share of the assets held by the Trust.

As of March 31, 2019, gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, aggregated $7,945,626,000 and $150,957, respectively.  The aggregate cost of investments for Federal income tax purposes was $5,495,640,550 at March 31, 2019.

Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Valuations that are based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment spreads, credit risk, etc.)

Level 3: Valuations based on significant unobservable inputs that are not corroborated by market data.

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

		Fair Value Measurements at March 31, 2019 Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	March 31, 2019	(Level 1)	(Level 2)	(Level 3)
Other
U.S. Treasury Securities	$94,595,593	$94,595,593	$-	$-
Total Other	94,595,593	94,595,593	-	-
Derivative Instruments
Forward Purchase Contract	13,346,520,000	-	-	13,346,520,000
Total Derivative Instruments	13,346,520,000	-	-	13,346,520,000
Total	$13,441,115,593	$94,595,593	$-	$13,346,520,000

During the period ended March 31, 2019, there were no transfers between Level 1, Level 2 and Level 3.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3) for Investments for the period ended March 31, 2019
Fair Value Beginning Balance	$ 10,041,900,000
Increase in Unrealized Losses Included in Net Increase in Net Assets Applicable to Trust Security Holders	3,304,620,000
Transfers Out of Level 3	-
Fair Value Ending Balance	$ 13,346,520,000

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of March 31, 2019.

Type of Asset	Fair Value as of March 31, 2019	Valuation Technique	Unobservable Input
Forward Purchase Contract	$13,346,520,000	Income Approach Pricing Model	Volatility of stock price of underlying Assets. Returns of the S&P 500 Index. Contractual terms, as disclosed in offering circular. Risk Free rate of return.

Forward Purchase Contract
On June 10, 2016, the Trust entered into the Contract, which is a derivative instrument, with the Shareholder and paid to the Shareholder $5,400,894,000 in connection therewith.  Pursuant to this Contract, the Shareholder is obligated to deliver to the Trust a specified number of Alibaba ADS on June 1, 2019 (the "Exchange Date") so as to permit the holders of the Trust Securities to exchange on the Exchange Date each of their shares of Trust Securities.

At March 31, 2019, the Contract had the following value:
Forward Contract	Exchange Date	Cost of Contract	Contract Fair Value	Net Unrealized Appreciation
Shareholder – West Raptor Holdings, LLC	06/01/2019	$5,400,894,000	$13,346,520,000	$7,945,626,000

The cost and value of the Contract would be included in investments, at fair value in the Statement of Assets and Liabilities.  The net change in unrealized appreciation in the Statement of Operations would be included in the net unrealized appreciation on investments in the Statement of Assets and Liabilities.

The Shareholder’s obligation under the Contract is collateralized by Alibaba ADS which are being held in the custody of the Trust’s Custodian, U.S. Bank National Association.  At March 31, 2019, the Custodian held 86,064,000 shares of Alibaba ADS with an aggregate value of $15,702,376,800.